UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
_____________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________________________________________________________

Date of Report (Date of earliest event reported): October 30, 2012

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

One Boston Scientific Place, Natick, Massachusetts	01760-1537
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

5.02 (c), (d)    Appointment of Michael F. Mahoney as President and Chief Executive Officer and Member of Board of Directors

On November 1, 2012, Boston Scientific Corporation (the Company) announced the promotional appointment of Michael F. Mahoney from President of the Company to President and Chief Executive Officer of the Company effective on that date. The appointment follows a previously disclosed approximate one-year transition period that was designed to accommodate Mr. Mahoney's post-employment obligations to his former employer.

Mr. Mahoney, 47, served as President of the Company from October 17, 2011 to November 1, 2012. In that capacity, he was specifically responsible for the Company's Cardiac Rhythm Management and Endoscopy (GI and Pulmonary) businesses, as well as certain corporate functions. Prior to joining the Company, he was Worldwide Chairman of the Medical Devices and Diagnostics division of Johnson & Johnson from January 2011 to September 2011 overseeing 50,000 employees and seven franchises. Prior to assuming this position, Mr. Mahoney served as Worldwide Group Chairman of Johnson & Johnson's DePuy franchise, an orthopedics and neurosciences business, from April 2007 through January 2011. From January 2001 through March 2007, Mr. Mahoney served as President and Chief Executive Officer of Global Healthcare Exchange, a provider of supply chain solutions and services that bring together hospitals, manufacturers, distributors and GPOs. Mr. Mahoney built his early career at General Electric Medical Systems, where he spent 12 years in a variety of advancing leadership roles for domestic and global businesses in CT, MRI, X-ray, Healthcare IT, and Nuclear Medicine, culminating in the role of General Manager of the Healthcare Information Technology business. Mr. Mahoney earned a B.B.A. in Finance from the University of Iowa and a M.B.A. from Wake Forest University.

Effective concurrent with the effective date of his appointment as President and Chief Executive Officer of the Company and in his capacity as such, Mr. Mahoney was appointed to the Company's Board of Directors to hold office until the 2013 Annual Meeting of Stockholders and until his successor has been elected and qualified. As an employee of the Company, Mr. Mahoney is not eligible to receive standard director compensation.

Pursuant to the terms of his previously disclosed offer letter dated September 6, 2011, Mr. Mahoney will receive a promotional bonus of $750,000 within 30 days following his appointment as President and Chief Executive Officer of the Company, which bonus is subject to reimbursement if Mr. Mahoney should voluntarily leave the Company prior to the first anniversary of his promotion.

The description of Mr. Mahoney's offer letter does not purport to be complete and is subject to and qualified in its entirety by reference to the full text thereof. The offer letter, as supplemented and amended, is included in this filing as Exhibit 10.1 and is incorporated herein by reference. Except as described herein, there are no arrangements or understandings between Mr. Mahoney and any other persons pursuant to which Mr. Mahoney was elected a director or officer of the Company.

5.02 (b), (e)    Retirement of William H. Kucheman as Interim Chief Executive Officer and Member of Board of Directors

On November 1, 2012, the Company announced the retirement of William H. Kucheman as interim Chief Executive Officer of the Company and from the Company's Board of Directors, in each case effective on November 1, 2012 to coincide with the effective date of Mr. Mahoney's promotional appointment as President and Chief Executive Officer of the Company and, in his capacity as such, Mr. Mahoney's appointment to the Company's Board of Directors.

Effective upon his retirement as interim Chief Executive Officer of the Company on November 1, 2012, Mr. Kucheman was appointed as Senior Advisor of the Company, an executive level position he is expected to hold through year-end. Pursuant to his letter agreement dated October 30, 2012, in his capacity as Senior Advisor Mr. Kucheman will continue to receive an annualized base salary of $900,000 and remain eligible for an incentive award under the Company's 2012 Annual Bonus Plan at an incentive target of 120% of his annual base salary and in accordance with the terms of such plan. As a member of the executive committee, he will remain eligible for executive level benefits while serving as Senior Advisor of the Company.

Following his tenure as Senior Advisor, it is expected that Mr. Kucheman will provide consulting services to the Company for a one-year period commencing on January 1, 2013. Mr. Kucheman's consulting agreement provides that the Company will pay him for consulting services at a rate of $4,500 per day, or $2,250 per half day, not to exceed a maximum of fifty two (52) days. The consulting agreement also provides for the reimbursement of necessary and reasonable expenses, including travel expenses, and includes other terms and conditions, such as standard confidentiality provisions customary for agreements of this nature.

The description of Mr. Kucheman's letter agreement and consulting agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of such agreements. Mr. Kucheman's letter agreement and consulting agreement are included in this filing as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

5.02 (e)        Compensatory Arrangements of Certain Officers

(i)    2013 Annual Bonus Plan

On October 30, 2012, upon the recommendation of the Executive Compensation and Human Resources Committee (the Compensation Committee), the Board of Directors of the Company approved the Company's 2013 Annual Bonus Plan effective for the performance period January 1, 2013 through December 31, 2013.

As part of the Company's overall compensation program, the 2013 Annual Bonus Plan provides an annual cash incentive opportunity for eligible salaried personnel (including the Company's named executive officers meeting the eligibility criteria) based on the achievement of certain performance metrics. The 2013 Annual Bonus Plan is substantially similar to the Company's 2012 Annual Bonus Plan, as amended and restated, and provides:

•
for a single bonus pool (the Total Annual Bonus) that will be based on the Company's performance measured against achievement of corporate-level performance metric goals for adjusted earnings per share and global sales on a constant currency basis (Global sales);

•
the Total Annual Bonus (i) will be capped at 95% of the aggregate annual bonus pool target (the Aggregate Annual Target) in the event that the performance for Global sales is below 95% of the Company's approved performance goal for that metric; and (ii) will have a ceiling of 150% and a floor of 50% of the Aggregate Annual Target, with the Company's Board of Directors having discretion to terminate, suspend or modify the plan and to reduce the Total Annual Bonus based on the Company's performance relative to its quality objectives and performance of its quality systems;

•
the Total Annual Bonus will be allocated among corporate, global operations and each participating business, regional and country unit (each, a participating unit) based on each participating unit's overall and relative performance measured against its achievement of that unit's predetermined “Scorecard” performance metrics and goals and taking into consideration, as appropriate, other factors; such allocation will be a percentage of the annual bonus pool target for each participating unit (representing the total target annual bonuses of all eligible employees for the year within that unit) (each such allocated amount, an Assigned Bonus Pool); and

•
the Assigned Bonus Pool for each participating unit will then be allocated among all managers of plan participants within that participating unit. Such managers will then evaluate the performance of the participants under their management and determine, for each participant, the percentage (between 0% and 200%) of the participant's target annual bonus that will be used to determine the participant's bonus award.

This description of the 2013 Annual Bonus Plan does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of such plan. A copy of the 2013 Annual Bonus Plan is included in this filing as Exhibit 10.4 and incorporated herein by reference.

(ii)    2013 Performance Share Programs

On October 30, 2012, upon the recommendation of the Compensation Committee, the Board of Directors of the Company approved the adoption of two performance share programs, the Boston Scientific Corporation Total Shareholder Return Performance Share Program for 2013 (the 2013 TSR PSP) and the Boston Scientific Corporation Free Cash Flow Performance Share Program for 2013 (the 2013 FCF PSP). These programs are substantially similar to the performance share programs for 2012 and represent an important component of the overall mix of the Company's long-term incentive program. Under both programs, performance share awards will be granted, if the relevant program criteria are met, to the Company's executive officers and certain members of its senior management team in the form of deferred stock units issued under the Company's 2011 Long Term Incentive Plan, which was previously approved by the Company's stockholders.

(A)    2013 Total Shareholder Return Performance Share Program

The purpose of the 2013 TSR PSP is to align the Company's executive compensation program with the interests of stockholders and to reinforce the concept of pay for performance by comparing the Total Shareholder Return (TSR) of the Company's common stock to the TSR of the other companies included in the S&P 500 Healthcare Index over a three-year period beginning on January 1, 2013 and ending on December 31, 2015 (the Performance Period).  Under the 2013 TSR PSP, the TSR for the Company and such other companies will be measured in three annual performance cycles over the Performance Period. At the end of the Performance Period, the final TSR will be calculated using the simple average of the TSR for the three annual performance cycles.  The number of performance shares awarded will be in a range of zero to 200 percent (0-200%) of each participant's target number of awards based on the Company's TSR rank. Performance share awards will vest only upon satisfaction of both the performance criteria and the payment eligibility criteria set forth in the 2013 TSR PSP, subject to certain exceptions in the event of a change of control or termination for retirement, death or disability.

This description of the 2013 TSR PSP does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of such program. A copy of the 2013 TSR PSP is included in this filing as Exhibit 10.5 and incorporated herein by reference.

(B)    2013 Free Cash Flow Performance Share Program

The purpose of the 2013 FCF PSP is to align the Company's executive compensation program with the interests of stockholders and to reinforce the concept of pay for performance by providing incentives for the achievement of key business performance objectives critical to its success.  Under the 2013 FCF PSP, performance will be measured by comparing the Company's free cash flow for the one-year period beginning on January 1, 2013 and ending on December 31, 2013 against its 2013 financial plan performance for free cash flow. The number of performance shares awarded will be in a range of zero to 150 percent (0-150%) of each participant's target number of awards based on the Company's free cash flow as compared to its financial plan. Performance share awards will only vest upon satisfaction of both the performance criteria and the payment eligibility criteria (which includes a three-year service period) set forth in the 2013 FCF PSP, subject to certain exceptions in the event of a change of control or termination for retirement, death or disability.

This description of the 2013 FCF PSP does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of such program. A copy of the 2013 FCF PSP is included in this filing as Exhibit 10.6 and incorporated herein by reference.

ITEM 8.01.	OTHER EVENTS.

A copy of the Company's press release dated November 1, 2012 announcing certain of the events described under Item 5.02 above is included in this filing as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits (# compensatory plans or arrangements)

Exhibit No.	Description

10.1
Form of Offer Letter, dated September 6, 2011, between Boston Scientific Corporation and Michael F. Mahoney, as supplemented September 13, 2011 (incorporated herein by reference to Exhibit 10.1, Current Report on Form 8-K dated September 13, 2011, File No. 1-11083); Form of Amendment, dated February 14, 2012, to Offer Letter dated September 6, 2011 between Boston Scientific Corporation and Michael F. Mahoney, as supplemented September 13, 2011 (incorporated herein by reference to Exhibit 10.100, Annual Report on Form 10-K for the fiscal year ended December 31, 2011, File No. 1-11083)#

10.2	Letter Agreement, dated October 30, 2012, between William H. Kucheman and Boston Scientific Corporation#

10.3	Form of Consulting Agreement between William H. Kucheman and Boston Scientific Corporation#
10.4	Boston Scientific Corporation 2013 Annual Bonus Plan, effective as of January 1, 2013#
10.5	Boston Scientific Corporation 2013 Total Shareholder Return Performance Share Program#
10.6	Boston Scientific Corporation 2013 Free Cash Flow Performance Share Program#
99.1	Press Release issued by Boston Scientific Corporation, dated November 1, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2012	BOSTON SCIENTIFIC CORPORATION

	By:	/s/ Vance R. Brown
Vance R. Brown
Vice President and Chief Corporate Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

10.1
Form of Offer Letter, dated September 6, 2011, between Boston Scientific Corporation and Michael F. Mahoney, as supplemented September 13, 2011 (incorporated herein by reference to Exhibit 10.1, Current Report on Form 8-K dated September 13, 2011, File No. 1-11083); Form of Amendment, dated February 14, 2012, to Offer Letter dated September 6, 2011 between Boston Scientific Corporation and Michael F. Mahoney, as supplemented September 13, 2011 (incorporated herein by reference to Exhibit 10.100, Annual Report on Form 10-K for the fiscal year ended December 31, 2011, File No. 1-11083)

10.2	Letter Agreement, dated October 30, 2012, between William H. Kucheman and Boston Scientific Corporation

10.3	Form of Consulting Agreement between William H. Kucheman and Boston Scientific Corporation
10.4	Boston Scientific Corporation 2013 Annual Bonus Plan, effective as of January 1, 2013
10.5	Boston Scientific Corporation 2013 Total Shareholder Return Performance Share Program
10.6	Boston Scientific Corporation 2013 Free Cash Flow Performance Share Program
99.1	Press Release issued by Boston Scientific Corporation, dated November 1, 2012